Basis of Preparation	6 Months Ended
Jun. 30, 2023
Basis of Preparation [Abstract]
Basis of preparation

2. Basis of preparation

The unaudited condensed consolidated interim financial statements for the six months ended June 30, 2023 have been prepared in accordance with Accounting Standard IAS 34 Interim Financial Reporting as issued by the International Accounting Standards Board (IASB). The unaudited condensed consolidated interim financial statements do not include all the information and disclosures required in the annual consolidated financial statements. Accordingly, this report should be read in conjunction with the Group’s annual report on Form 20-F for the year ended December 31, 2022.

Except as described in Note 2.2. below, the accounting policies adopted in the preparation of the unaudited condensed consolidated interim financial statements are consistent with those followed in the preparation of the Group’s annual consolidated financial statements for the year ended December 31, 2022.

2.1 Going concern

The unaudited condensed consolidated interim financial statements have been prepared on a going concern basis.

On January 18, 2023 the Company announced its revised 2023 plan (the “Revised 2023 Plan”), which aims to improve the unit economics of the business. The Group has implemented the Revised 2023 Plan during the six months ended June 30, 2023, and in the course of the first half of the year, the Group has closed certain of its vehicle preparation centers, customer centers, offices and has made significant headcount reductions. In accordance with the Revised 2023 Plan, the Group has focused on improving unit economics, reducing its fixed cost base and maximizing its cash runway. This has resulted in a significant improvement in retail gross profit per unit to £1,106 for the six months ended June 30, 2023. The Group has completed headcount and operational footprint rightsizing as part of the Revised 2023 Plan. These actions have delivered a reduction in the Group’s cash consumption during the six months ended June 30, 2023.

For the going concern assessment, the Group has prepared a five-year plan which extends the Revised 2023 Plan through to 2027 (the “Five-Year Plan”). The Five-Year Plan includes actions to increase liquidity such as reduced fixed costs, the sale and leaseback of owned property and a reduction in inventory. The base case scenario has a forecast cash balance of around £70 million at August 31, 2024, the date looked at from a going concern perspective.

There are certain inherent uncertainties in forecasting operating performance, including gross profit margin. In assessing the appropriateness of the going concern assumption, management of the Group (“Management”) has assessed the probability of achieving the budget and the impact if this is not achieved. To do so Management developed a severe but plausible downside scenario to the above base case, whereby the most sensitive assumptions have been flexed. These include limiting average gross profit margin for the whole of the period to 6.5%, increasing overhead costs by £1 million per month, and reducing the proceeds from the remaining planned sale and leaseback transactions by 50%. The business works with three lenders and as at the date of this report has total available stocking facilities of £130 million, of which £82 million was utilized at June 30, 2023. The stocking facilities have no fixed end date and are subject to annual review. There are no financial covenants attached to these facilities but certain of these facilities have triggers to revise the loan-to-value terms if cash falls below a certain level. While cash would fall below the trigger levels in the severe but plausible downside scenario, inventory financing could be moved to those lenders without triggers and the revised terms are only implemented gradually over time. Therefore, the impact on the Group’s cash flows is not significant during the going concern period.

The severe but plausible downside scenario pre mitigations results in a positive cash position but it would be below target minimum liquidity. However, Management has the following actions available to mitigate this: reducing discretionary marketing spend, capital expenditure, headcount, reducing inventory levels further, and raising external finance. While Management is confident that the base case scenario provides adequate liquidity for the Group through to August 31, 2024, the ability of the Group to satisfy its current liabilities and maintain sufficient daily liquidity is dependent on successful execution of that plan, including actions which have not yet been implemented.

Therefore, the severe but plausible downside scenario, which adjusts for certain inherent uncertainties in forecasting operating performance, including gross profit margin and the status of implementing those plans described above, raises substantial doubt about the Group’s ability to continue as a going concern. Management’s plans to mitigate the downside scenario adjustments that raise substantial doubt regarding the Group’s ability to continue as a going concern cannot be guaranteed or are not entirely within the Company’s control and therefore cannot be considered probable.

In addition to the factors set out above, Management also considered the Group’s debt in the form of its 2.00% Convertible Senior Notes due 2027 (the “Convertible Notes”) which bear regular interest at a fixed rate of 2.00% per year. Holders of the Convertible Notes have the right to require the Company to repurchase for cash all or a portion of their Convertible Notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of a Fundamental Change, which includes, among other things, if the Company’s Class A ordinary shares cease to be listed on the New York Stock Exchange (“NYSE”), (as defined in the Indenture, dated February 16, 2022, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”)).

The accompanying unaudited condensed consolidated interim financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business and the Group maintaining a listing on the NYSE. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.

2.2 New standards, interpretations and amendments adopted by the Group

The accounting policies adopted in the preparation of the unaudited condensed consolidated interim financial statements are consistent with those followed in the preparation of the Group’s annual consolidated financial statements for the year ended December 31, 2022, except for the adoption of new standards effective as of January 1, 2023. The Group has not early adopted any standard, interpretation or amendment that has been issued but is not yet effective.

The Group has adopted International Tax Reform – Pillar Two Model Rules – Amendments to IAS 12 upon their release on May 23, 2023 which is effective immediately, and will be required for the year ending December 31, 2023. The amendments provide a temporary mandatory exception from accounting for deferred tax in relation to the top-up tax and the deferred tax disclosures.

Several amendments apply for the first time in 2023, but do not have an impact on the unaudited condensed consolidated interim financial statements of the Group:

●	IFRS 17 Insurance Contracts

●	Definition of Accounting Estimates - Amendments to IAS 8

●	Disclosure of Accounting Policies - Amendments to IAS 1 and IFRS Practice Statement 2

●	Deferred Tax related to Assets and Liabilities arising from a Single Transaction – Amendments to IAS 12